Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited
(In millions)

	1Q15	2Q15	3Q15	4Q15	FY15	1Q14	2Q14	3Q14	4Q14	FY14	FY13
Net Operating Revenues — Third Party
Eurasia & Africa	$638	$651	$588	$546	$2,423	$658	$732	$709	$631	$2,730	$2,763
Europe	1,068	1,284	1,176	1,015	4,543	1,134	1,385	1,242	1,083	4,844	4,645
Latin America	1,047	955	993	1,004	3,999	1,094	1,105	1,161	1,237	4,597	4,748
North America	1,276	1,493	1,468	1,344	5,581	1,117	1,328	1,280	1,250	4,975	5,047
Asia Pacific	1,156	1,413	1,247	891	4,707	1,210	1,550	1,421	1,076	5,257	5,372
Bottling Investments	5,486	6,335	5,900	5,164	22,885	5,330	6,424	6,120	5,585	23,459	24,125
Corporate	40	25	55	36	156	33	50	43	10	136	154
Consolidated	$10,711	$12,156	$11,427	$10,000	$44,294	$10,576	$12,574	$11,976	$10,872	$45,998	$46,854

Net Operating Revenues — Intersegment
Eurasia & Africa	$—	$7	$15	$14	$36	$—	$—	$—	$—	$—	$—
Europe	144	151	154	136	585	159	184	187	162	692	689
Latin America	19	18	19	19	75	17	13	16	14	60	191
North America	1,041	1,158	1,112	948	4,259	944	1,155	1,151	1,046	4,296	4,168
Asia Pacific	129	188	159	69	545	105	173	154	57	489	497
Bottling Investments	45	50	48	35	178	43	51	56	42	192	195
Corporate	—	—	—	10	10	—	—	—	—	—	—
Eliminations	(1,378)	(1,572)	(1,507)	(1,231)	(5,688)	(1,268)	(1,576)	(1,564)	(1,321)	(5,729)	(5,740)
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Operating Revenues — Total
Eurasia & Africa	$638	$658	$603	$560	$2,459	$658	$732	$709	$631	$2,730	$2,763
Europe	1,212	1,435	1,330	1,151	5,128	1,293	1,569	1,429	1,245	5,536	5,334
Latin America	1,066	973	1,012	1,023	4,074	1,111	1,118	1,177	1,251	4,657	4,939
North America	2,317	2,651	2,580	2,292	9,840	2,061	2,483	2,431	2,296	9,271	9,215
Asia Pacific	1,285	1,601	1,406	960	5,252	1,315	1,723	1,575	1,133	5,746	5,869
Bottling Investments	5,531	6,385	5,948	5,199	23,063	5,373	6,475	6,176	5,627	23,651	24,320
Corporate	40	25	55	46	166	33	50	43	10	136	154
Eliminations	(1,378)	(1,572)	(1,507)	(1,231)	(5,688)	(1,268)	(1,576)	(1,564)	(1,321)	(5,729)	(5,740)
Consolidated	$10,711	$12,156	$11,427	$10,000	$44,294	$10,576	$12,574	$11,976	$10,872	$45,998	$46,854

Operating Income (Loss)
Eurasia & Africa	$279	$275	$208	$225	$987	$303	$290	$265	$226	$1,084	$1,087
Europe	716	836	722	614	2,888	719	892	752	489	2,852	2,859
Latin America	578	525	538	528	2,169	668	633	653	362	2,316	2,908
North America	535	754	585	492	2,366	494	634	629	486	2,243	2,233
Asia Pacific	544	761	571	313	2,189	557	846	638	407	2,448	2,478
Bottling Investments	(10)	164	85	(115)	124	(92)	231	145	(71)	213	314
Corporate	(346)	(780)	(330)	(539)	(1,995)	(273)	(356)	(371)	(448)	(1,448)	(1,651)
Consolidated	$2,296	$2,535	$2,379	$1,518	$8,728	$2,376	$3,170	$2,711	$1,451	$9,708	$10,228

Income (Loss) Before Income Taxes
Eurasia & Africa	$286	$287	$212	$219	$1,004	$308	$313	$272	$232	$1,125	$1,109
Europe	724	843	733	619	2,919	731	904	763	494	2,892	2,923
Latin America	588	526	535	515	2,164	667	636	654	362	2,319	2,920
North America	532	752	581	491	2,356	491	629	626	482	2,228	2,233
Asia Pacific	548	766	576	317	2,207	560	851	648	405	2,464	2,494
Bottling Investments	(46)	353	(547)	(187)	(427)	(44)	307	65	(208)	120	880
Corporate	(651)	834	(365)	(436)	(618)	(508)	(256)	(368)	(691)	(1,823)	(1,082)
Consolidated	$1,981	$4,361	$1,725	$1,538	$9,605	$2,205	$3,384	$2,660	$1,076	$9,325	$11,477

Reclassified operating segment data reflect changes in the Company's operating structure which became effective January 1, 2016.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review:

	Three Months Ended April 3, 2015
	Percent Change
	North America	Bottling Investments
Unit Case Volume	0	(1)
Sparkling Beverages	(1)	N/A
Still Beverages	2	N/A
Reported Net Revenues	12	3
Organic Revenues *	13	9
Reported Operating Income	8	89
Comparable Currency Neutral Operating Income *	24	528
Reported Income Before Taxes	8	(5)
Comparable Currency Neutral Income Before Taxes *	24	38

	Three Months Ended July 3, 2015
	Percent Change
	North America	Bottling Investments
Unit Case Volume	2	1
Sparkling Beverages	1	N/A
Still Beverages	4	N/A
Reported Net Revenues	7	(1)
Organic Revenues *	6	3
Reported Operating Income	19	(29)
Comparable Currency Neutral Operating Income *	14	0
Reported Income Before Taxes	20	15
Comparable Currency Neutral Income Before Taxes *	15	3

	Three Months Ended October 2, 2015
	Percent Change
	North America	Bottling Investments
Unit Case Volume	1	(1)
Sparkling Beverages	(1)	N/A
Still Beverages	7	N/A
Reported Net Revenues	6	(4)
Organic Revenues *	6	1
Reported Operating Income	(7)	(41)
Comparable Currency Neutral Operating Income *	1	29
Reported Income Before Taxes	(7)	—
Comparable Currency Neutral Income Before Taxes *	1	15

*
Organic revenue, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review (continued):

	Three Months Ended December 31, 2015
	Percent Change
	North America	Bottling Investments
Unit Case Volume	3	(1)
Sparkling Beverages	2	N/A
Still Beverages	6	N/A
Reported Net Revenues	0	(8)
Organic Revenues *	(1)	(3)
Reported Operating Income	1	(65)
Comparable Currency Neutral Operating Income *	(11)	(12)
Reported Income Before Taxes	2	10
Comparable Currency Neutral Income Before Taxes *	(11)	(23)

	Year Ended December 31, 2015
	Percent Change
	North America	Bottling Investments
Unit Case Volume	1	0
Sparkling Beverages	0	N/A
Still Beverages	5	N/A
Concentrate Sales/Reported Volume	1	2
Price/Mix	5	0
Currency	(1)	(3)
Acquisitions & Divestitures, Net	1	(1)
Reported Net Revenues	6	(2)
Organic Revenues *	6	3
Reported Operating Income	5	(42)
Comparable Currency Neutral Operating Income *	6	14
Reported Income Before Taxes	6	—
Comparable Currency Neutral Income Before Taxes *	6	3

*
Organic revenue, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review (continued):

	Year Ended December 31, 2014
	Percent Change
	North America	Bottling Investments
Unit Case Volume	0	(2)
Sparkling Beverages	(1)	N/A
Still Beverages	1	N/A
Concentrate Sales/Reported Volume	0	2
Price/Mix	1	0
Currency	0	(1)
Acquisitions & Divestitures, Net	0	(4)
Reported Net Revenues	1	(3)
Organic Revenues *	1	2
Reported Operating Income	0	(32)
Comparable Currency Neutral Operating Income *	0	(2)
Reported Income Before Taxes	0	(86)
Comparable Currency Neutral Income Before Taxes *	(1)	(2)

*
Organic revenue, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Reclassified Operating Segment Data
Unaudited

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.
ITEMS IMPACTING COMPARABILITY
The following information is provided to give qualitative and quantitative information related to items impacting comparability. Items impacting comparability are not defined terms within GAAP. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies. We determine which items to consider as "items impacting comparability" based on how management views our business; makes financial, operating and planning decisions; and evaluates the Company's ongoing performance. Items such as charges, gains and accounting changes which are viewed by management as impacting only the current period or the comparable period, but not both, or as relating to different and unrelated underlying activities or events across comparable periods, are generally considered "items impacting comparability". In addition, we provide the impact that changes in foreign currency exchange rates had on our financial results ("currency neutral").
CURRENCY NEUTRAL
Management evaluates the operating performance of our Company and our international subsidiaries on a currency neutral basis. We determine our currency neutral operating results by dividing or multiplying, as appropriate, our current period actual U.S. dollar operating results by the current period actual exchange rates (that include the impact of current period currency hedging activities), to derive our current period local currency operating results. We then multiply or divide, as appropriate, the derived current period local currency operating results by the foreign currency exchange rates (that also include the impact of the comparable prior period currency hedging activities) used to translate the Company's financial statements in the comparable prior year period to determine what the current period U.S. dollar operating results would have been if the foreign currency exchange rates had not changed from the comparable prior year period.
ORGANIC REVENUE
Organic revenue is a non-GAAP financial measure that excludes or otherwise adjusts for the impact of changes in foreign currency exchange rates and acquisitions and divestitures (including structural changes), as applicable. The adjustments related to acquisitions and divestitures for all of the periods presented consisted entirely of the structural changes discussed below.
STRUCTURAL CHANGES
Structural changes generally refer to acquisitions or dispositions of bottling, distribution or canning operations and consolidation or deconsolidation of bottling and distribution entities for accounting purposes. In 2015, the Company refranchised additional territories in North America to certain of its unconsolidated bottling partners; sold its global energy drink business to Monster; acquired Monster's non-energy drink business; acquired an equity interest in Monster; amended its current distribution coordination agreements with Monster to expand into additional territories; and acquired a South African bottler. In 2014, the Company refranchised territories in North America to certain of its unconsolidated bottling partners; changes its process of buying and selling recyclable materials in North America; acquired bottling operations in Sri Lanka and Nepal; and restructured and transitioned its Russian juice operations to an existing joint venture with an unconsolidated bottling partner. In 2013, the Company acquired bottling operations in Myanmar and deconsolidated our Philippine and Brazilian bottling operations. Accordingly, these activities have been included as structural items in our analysis of the impact of these changes on certain line items in our condensed consolidated statements of income.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Reclassified Operating Segment Data
Unaudited

ECONOMIC HEDGING
The Company uses derivatives as economic hedges primarily to mitigate the price risk associated with the purchase of materials used in the manufacturing process as well as the purchase of vehicle fuel. Although these derivatives were not designated and/or did not qualify for hedge accounting, they are effective economic hedges. The changes in fair values of these economic hedges are immediately recognized into earnings. The Company excludes the net impact of mark-to-market adjustments for outstanding hedges and realized gains/losses for settled hedges from our non-GAAP financial information until the period in which the underlying exposure being hedged impacts our condensed consolidated statement of income. We believe this adjustment provides meaningful information related to the impact of our economic hedging activities.
PRODUCTIVITY AND REINVESTMENT
During the periods presented, the Company incurred costs related to our productivity and reinvestment initiatives. These initiatives are focused on four key areas: restructuring the Company's global supply chain, including manufacturing in North America; implementing zero-based work, an evolution of zero-based budget principles across the organization; streamlining and simplifying the Company's operating model; and further driving increased discipline and efficiency in direct marketing investments.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Three Months Ended April 3, 2015
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,317	$5,531	$(1,378)
Items Impacting Comparability:
Other Items[1]	(6)	—	—
After Considering Items (Non-GAAP)	$2,311	$5,531	$(1,378)

Three Months Ended March 28, 2014
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,061	$5,373	$(1,268)
Items Impacting Comparability:
Other Items[1]	2	—	—
After Considering Items (Non-GAAP)	$2,063	$5,373	$(1,268)

	North America	Bottling Investments	Eliminations
% Change — Reported (GAAP)	12	3	(9)
% Currency Impact	(1)	(3)	—
% Change — Currency Neutral Reported	13	6	—
% Acquisition & Divestiture Adjustments	0	(3)	—
% Change — Organic Revenues (Non-GAAP)	13	9	—

% Change — After Considering Items (Non-GAAP)	12	3	—
% Currency Impact After Considering Items (Non-GAAP)	(1)	(3)	—
% Change — Currency Neutral After Considering Items (Non-GAAP)	13	6	—
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 3, 2015 and March 28, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $6 million and an increase of $2 million, respectively, to our non-GAAP net operating revenues for the North America operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Three Months Ended July 3, 2015
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,651	$6,385	$(1,572)
Items Impacting Comparability:
Other Items[1]	(11)	—	—
After Considering Items (Non-GAAP)	$2,640	$6,385	$(1,572)

Three Months Ended June 27, 2014
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,483	$6,475	$(1,576)
Items Impacting Comparability:
Other Items[1,2]	(2)	(24)	—
After Considering Items (Non-GAAP)	$2,481	$6,451	$(1,576)

	North America	Bottling Investments	Eliminations
% Change — Reported (GAAP)	7	(1)	0
% Currency Impact	(1)	(4)	—
% Change — Currency Neutral Reported	7	2	—
% Acquisition & Divestiture Adjustments	2	0	—
% Change — Organic Revenues (Non-GAAP)	6	3	—

% Change — After Considering Items (Non-GAAP)	6	(1)	—
% Currency Impact After Considering Items (Non-GAAP)	(1)	(4)	—
% Change — Currency Neutral After Considering Items (Non-GAAP)	7	3	—
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended July 3, 2015 and June 27, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $11 million and $2 million, respectively, to our non-GAAP net operating revenues for the North America operating segment.

[2]
During the three months ended June 27, 2014, the Bottling Investments operating segment was impacted by $24 million as a result of the restructuring and transitioning of the Company's Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Three Months Ended October 2, 2015
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,580	$5,948	$(1,507)
Items Impacting Comparability:
Other Items[1]	(2)	—	—
After Considering Items (Non-GAAP)	$2,578	$5,948	$(1,507)

Three Months Ended September 26, 2014
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,431	$6,176	$(1,564)
Items Impacting Comparability:
Other Items[1,2]	9	4	—
After Considering Items (Non-GAAP)	$2,440	$6,180	$(1,564)

	North America	Bottling Investments	Eliminations
% Change — Reported (GAAP)	6	(4)	4
% Currency Impact	(1)	(5)	—
% Change — Currency Neutral Reported	7	1	—
% Acquisition & Divestiture Adjustments	1	0	—
% Change — Organic Revenues (Non-GAAP)	6	1	—

% Change — After Considering Items (Non-GAAP)	6	(4)	—
% Currency Impact After Considering Items (Non-GAAP)	(1)	(5)	—
% Change — Currency Neutral After Considering Items (Non-GAAP)	6	1	—
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended October 2, 2015 and September 26, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $2 million and an increase of $9 million, respectively, to our non-GAAP net operating revenues for the North America operating segment.

[2]
During the three months ended September 26, 2014, the Bottling Investments operating segment was impacted by $4 million as a result of the restructuring and transitioning of the Company's Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Three Months Ended December 31, 2015
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,292	$5,199	$(1,231)
Items Impacting Comparability:
Other Items[1]	(5)	—	—
After Considering Items (Non-GAAP)	$2,287	$5,199	$(1,231)

Three Months Ended December 31, 2014
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$2,296	$5,627	$(1,321)
Items Impacting Comparability:
Other Items[1]	28	—	—
After Considering Items (Non-GAAP)	$2,324	$5,627	$(1,321)

	North America	Bottling Investments	Eliminations
% Change — Reported (GAAP)	0	(8)	7
% Currency Impact	0	(4)	—
% Change — Currency Neutral Reported	0	(4)	—
% Acquisition & Divestiture Adjustments	1	(1)	—
% Change — Organic Revenues (Non-GAAP)	(1)	(3)	—

% Change — After Considering Items (Non-GAAP)	(2)	(8)	—
% Currency Impact After Considering Items (Non-GAAP)	0	(4)	—
% Change — Currency Neutral After Considering Items (Non-GAAP)	(1)	(4)	—
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $5 million and an increase of $28 million, respectively, to our non-GAAP net operating revenues for the North America operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Year Ended December 31, 2015
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$9,840	$23,063	$(5,688)
Items Impacting Comparability:
Other Items[1]	(24)	—	—
After Considering Items (Non-GAAP)	$9,816	$23,063	$(5,688)

Year Ended December 31, 2014
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$9,271	$23,651	$(5,729)
Items Impacting Comparability:
Other Items[1,2]	37	(20)	—
After Considering Items (Non-GAAP)	$9,308	$23,631	$(5,729)

	North America	Bottling Investments	Eliminations
% Change — Reported (GAAP)	6	(2)	1
% Currency Impact	(1)	(3)	—
% Change — Currency Neutral Reported	7	1	—
% Acquisition & Divestiture Adjustments	1	(1)	—
% Change — Organic Revenues (Non-GAAP)	6	3	—

% Change — After Considering Items (Non-GAAP)	5	(2)	—
% Currency Impact After Considering Items (Non-GAAP)	(1)	(3)	—
% Change — Currency Neutral After Considering Items (Non-GAAP)	6	1	—
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $24 million and an increase of $37 million, respectively, to our non-GAAP net operating revenues for the North America operating segment.

[2]
During the year ended December 31, 2014, the Bottling Investments operating segment was impacted by $20 million as a result of the restructuring and transitioning of the Company's Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Year Ended December 31, 2014
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$9,271	$23,651	$(5,729)
Items Impacting Comparability:
Other Items[1,2]	37	(20)	—
After Considering Items (Non-GAAP)	$9,308	$23,631	$(5,729)

Year Ended December 31, 2013
	North America	Bottling Investments	Eliminations
Reported (GAAP)	$9,215	$24,320	$(5,740)
Items Impacting Comparability:
Other Items	—	—	—
After Considering Items (Non-GAAP)	$9,215	$24,320	$(5,740)

	North America	Bottling Investments	Eliminations
% Change — Reported (GAAP)	1	(3)	0
% Currency Impact	0	(1)	—
% Change — Currency Neutral Reported	1	(2)	—
% Acquisition & Divestiture Adjustments	0	(4)	—
% Change — Organic Revenues (Non-GAAP)	1	2	—

% Change — After Considering Items (Non-GAAP)	1	(3)	—
% Currency Impact After Considering Items (Non-GAAP)	0	(1)	—
% Change — Currency Neutral After Considering Items (Non-GAAP)	1	(2)	—
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the year ended December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in an increase of $37 million to our non-GAAP net operating revenues for the North America operating segment.

[2]
During the year ended December 31, 2014, the Bottling Investments operating segment was impacted by $20 million as a result of the restructuring and transitioning of the Company's Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Three Months Ended April 3, 2015
	North America	Bottling Investments
Reported (GAAP)	$535	$(10)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	35
Productivity & Reinvestment[2]	42	32
Transaction Gains/Losses	—	—
Other Items[3]	(10)	(11)
After Considering Items (Non-GAAP)	$567	$46

Three Months Ended March 28, 2014
	North America	Bottling Investments
Reported (GAAP)	$494	$(92)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	42
Productivity & Reinvestment[2]	22	53
Transaction Gains/Losses	—	—
Other Items[3]	(58)	4
After Considering Items (Non-GAAP)	$458	$7

	North America	Bottling Investments
% Change — Reported (GAAP)	8	89
% Currency Impact	0	2
% Change — Currency Neutral Reported	9	87

% Change — After Considering Items (Non-GAAP)	24	467
% Currency Impact After Considering Items (Non-GAAP)	0	(61)
% Change — Currency Neutral After Considering Items (Non-GAAP)	24	528
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 3, 2015 and March 28, 2014, the Company recorded charges of $35 million and $42 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended April 3, 2015, the Company recorded charges of $42 million and $32 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended March 28, 2014, the Company recorded charges of $22 million and $53 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended April 3, 2015 and March 28, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $10 million and $58 million, respectively, to our non-GAAP operating income for the North America operating segment. During the three months ended April 3, 2015 and March 28, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $11 million and an increase of $4 million, respectively, to our non-GAAP operating income for the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Three Months Ended July 3, 2015
	North America	Bottling Investments
Reported (GAAP)	$754	$164
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	94
Productivity & Reinvestment[2]	31	49
Transaction Gains/Losses	—	—
Other Items[3,4]	(40)	(12)
After Considering Items (Non-GAAP)	$745	$295

Three Months Ended June 27, 2014
	North America	Bottling Investments
Reported (GAAP)	$634	$231
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	66
Productivity & Reinvestment[2]	31	27
Transaction Gains/Losses	—	—
Other Items[3,4]	(11)	(7)
After Considering Items (Non-GAAP)	$654	$317

	North America	Bottling Investments
% Change — Reported (GAAP)	19	(29)
% Currency Impact	0	1
% Change — Currency Neutral Reported	19	(30)

% Change — After Considering Items (Non-GAAP)	14	(7)
% Currency Impact After Considering Items (Non-GAAP)	0	(7)
% Change — Currency Neutral After Considering Items (Non-GAAP)	14	0
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended July 3, 2015 and June 27, 2014, the Company recorded charges of $94 million and $66 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended July 3, 2015, the Company recorded charges of $31 million and $49 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended June 27, 2014, the Company recorded charges of $31 million and $27 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended July 3, 2015 and June 27, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $40 million and $11 million, respectively, to our non-GAAP operating income for the North America operating segment. During the three months ended July 3, 2015 and June 27, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $13 million and $32 million, respectively, to our non-GAAP operating income for the Bottling Investments operating segment.

[4]
During the three months ended July 3, 2015 and June 27, 2014, the Company recorded losses of $1 million and $25 million, respectively, in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Three Months Ended October 2, 2015
	North America	Bottling Investments
Reported (GAAP)	$585	$85
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	75
Productivity & Reinvestment[2]	31	76
Transaction Gains/Losses	—	—
Other Items[3]	40	47
After Considering Items (Non-GAAP)	$656	$283

Three Months Ended September 26, 2014
	North America	Bottling Investments
Reported (GAAP)	$629	$145
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	34
Productivity & Reinvestment[2]	25	34
Transaction Gains/Losses	—	—
Other Items[3,4]	(9)	21
After Considering Items (Non-GAAP)	$645	$234

	North America	Bottling Investments
% Change — Reported (GAAP)	(7)	(41)
% Currency Impact	0	(1)
% Change — Currency Neutral Reported	(7)	(40)

% Change — After Considering Items (Non-GAAP)	2	21
% Currency Impact After Considering Items (Non-GAAP)	0	(8)
% Change — Currency Neutral After Considering Items (Non-GAAP)	1	29
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended October 2, 2015 and September 26, 2014, the Company recorded charges of $75 million and $34 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended October 2, 2015, the Company recorded charges of $31 million and $76 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended September 26, 2014, the Company recorded charges of $25 million and $34 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended October 2, 2015 and September 26, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in an increase of $40 million and a decrease of $9 million, respectively, to our non-GAAP operating income for the North America operating segment. During the three months ended October 2, 2015 and September 26, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in increases of $47 million and $14 million, respectively, to our non-GAAP operating income for the Bottling Investments operating segment.

[4]
During the three months ended September 26, 2014, the Company recorded a loss of $7 million in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Three Months Ended December 31, 2015
	North America	Bottling Investments
Reported (GAAP)	$492	$(115)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	88
Productivity & Reinvestment[2]	37	147
Transaction Gains/Losses[3]	—	3
Other Items[4,5]	22	(34)
After Considering Items (Non-GAAP)	$551	$89

Three Months Ended December 31, 2014
	North America	Bottling Investments
Reported (GAAP)	$486	$(71)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	66
Productivity & Reinvestment[2]	79	13
Transaction Gains/Losses	—	—
Other Items[4,5]	53	107
After Considering Items (Non-GAAP)	$618	$115

	North America	Bottling Investments
% Change — Reported (GAAP)	1	(65)
% Currency Impact	1	1
% Change — Currency Neutral Reported	1	(65)

% Change — After Considering Items (Non-GAAP)	(11)	(23)
% Currency Impact After Considering Items (Non-GAAP)	1	(12)
% Change — Currency Neutral After Considering Items (Non-GAAP)	(11)	(12)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended December 31, 2015 and December 31, 2014, the Company recorded charges of $88 million and $66 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended December 31, 2015, the Company recorded charges of $37 million and $147 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended December 31, 2014, the Company recorded charges of $79 million and $13 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended December 31, 2015, the Company recorded a charge of $3 million in the Bottling Investments operating segment related to noncapitalizable transaction costs associated with transactions for which the related assets and liabilities qualified as held for sale.

[4]
During the three months ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in increases of $22 million and $53 million, respectively, to our non-GAAP operating income for the North America operating segment. During the three months ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $35 million and an increase of $97 million, respectively, to our non-GAAP operating income for the Bottling Investments operating segment.

[5]
During the three months ended December 31, 2015 and December 31, 2014, the Company recorded losses of $1 million and $10 million, respectively, in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Year Ended December 31, 2015
	North America	Bottling Investments
Reported (GAAP)	$2,366	$124
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	292
Productivity & Reinvestment[2]	141	304
Transaction Gains/Losses[3]	—	3
Other Items[4]	12	(10)
After Considering Items (Non-GAAP)	$2,519	$713

Year Ended December 31, 2014
	North America	Bottling Investments
Reported (GAAP)	$2,243	$213
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	208
Productivity & Reinvestment[2]	157	127
Transaction Gains/Losses	—	—
Other Items[4,5]	(25)	125
After Considering Items (Non-GAAP)	$2,375	$673

	North America	Bottling Investments
% Change — Reported (GAAP)	5	(42)
% Currency Impact	0	2
% Change — Currency Neutral Reported	5	(44)

% Change — After Considering Items (Non-GAAP)	6	6
% Currency Impact After Considering Items (Non-GAAP)	0	(9)
% Change — Currency Neutral After Considering Items (Non-GAAP)	6	14
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2015 and December 31, 2014, the Company recorded charges of $292 million and $208 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the year ended December 31, 2015, the Company recorded charges of $141 million and $304 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the year ended December 31, 2014, the Company recorded charges of $157 million and $127 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the year ended December 31, 2015, the Company recorded a charge of $3 million in the Bottling Investments operating segment related to noncapitalizable transaction costs associated with transactions for which the related assets and liabilities qualified as held for sale.

[4]
During the years ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in an increase of $12 million and a decrease of $25 million, respectively, to our non-GAAP operating income for the North America operating segment. During the years ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $12 million and an increase of $83 million, respectively, to our non-GAAP operating income for the Bottling Investments operating segment.

[5]
During the years ended December 31, 2015 and December 31, 2014, the Company recorded losses of $2 million and $42 million in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Year Ended December 31, 2014
	North America	Bottling Investments
Reported (GAAP)	$2,243	$213
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	208
Productivity & Reinvestment[2]	157	127
CCE Transaction	—	—
Transaction Gains/Losses	—	—
Other Items[3,4]	(25)	125
After Considering Items (Non-GAAP)	$2,375	$673

Year Ended December 31, 2013
	North America	Bottling Investments
Reported (GAAP)	$2,233	$314
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	188
Productivity & Reinvestment[2]	127	161
CCE Transaction[5]	(2)	—
Transaction Gains/Losses	—	—
Other Items[3]	25	40
After Considering Items (Non-GAAP)	$2,383	$703

	North America	Bottling Investments
% Change — Reported (GAAP)	0	(32)
% Currency Impact	0	(2)
% Change — Currency Neutral Reported	1	(30)

% Change — After Considering Items (Non-GAAP)	0	(4)
% Currency Impact After Considering Items (Non-GAAP)	0	(2)
% Change — Currency Neutral After Considering Items (Non-GAAP)	0	(2)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2014 and December 31, 2013, the Company recorded charges of $208 million and $188 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the year ended December 31, 2014, the Company recorded charges of $157 million and $127 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the year ended December 31, 2013, the Company recorded charges of $127 million and $161 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the years ended December 31, 2014 and December 31, 2013, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $25 million and an increase of $25 million, respectively, to our non-GAAP operating income for the North America operating segment. During the years ended December 31, 2014 and December 31, 2013, the impact of the Company's adjustment related to our economic hedging activities resulted in increases of $83 million and $40 million, respectively, to our non-GAAP operating income for the Bottling Investments operating segment.

[4]
During the year ended December 31, 2014, the Company recorded a loss of $42 million in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

[5]
During the year ended December 31, 2013, the Company reversed a charge of $2 million in the North America operating segment related to previously established accruals associated with the Company's integration of Coca-Cola Enterprises Inc.'s ("CCE") former North America business.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Three Months Ended April 3, 2015
	North America	Bottling Investments
Reported (GAAP)	$532	$(46)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	35
Productivity & Reinvestment[2]	42	32
Equity Investees[3]	—	72
Transaction Gains/Losses[4]	—	21
Other Items[5]	(10)	(11)
After Considering Items (Non-GAAP)	$564	$103

Three Months Ended March 28, 2014
	North America	Bottling Investments
Reported (GAAP)	$491	$(44)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	42
Productivity & Reinvestment[2]	22	53
Equity Investees[3]	—	6
Transaction Gains/Losses	—	—
Other Items[5,6]	(58)	25
After Considering Items (Non-GAAP)	$455	$82

	North America	Bottling Investments
% Change — Reported (GAAP)	8	(5)
% Currency Impact	0	12
% Change — Currency Neutral Reported	9	(17)

% Change — After Considering Items (Non-GAAP)	24	25
% Currency Impact After Considering Items (Non-GAAP)	(1)	(13)
% Change — Currency Neutral After Considering Items (Non-GAAP)	24	38
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 3, 2015 and March 28, 2014, the Company recorded charges of $35 million and $42 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended April 3, 2015, the Company recorded charges of $42 million and $32 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended March 28, 2014, the Company recorded charges of $22 million and $53 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended April 3, 2015 and March 28, 2014, the Company recorded net charges of $72 million and $6 million, respectively, in the Bottling Investments operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

[4]
During the three months ended April 3, 2015, the Company recorded a charge of $21 million in the Bottling Investments operating segment. This charge was primarily due to the derecognition of intangible assets relating to the refranchising of territories in North America to certain of its unconsolidated bottling partners.

[5]
During the three months ended April 3, 2015 and March 28, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $10 million and $58 million, respectively, to our non-GAAP income before taxes for the North America operating segment. During the three months ended April 3, 2015 and March 28, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $11 million and an increase of $4 million, respectively, to our non-GAAP income before taxes for the Bottling Investments operating segment.

[6]	During the three months ended March 28, 2014, the Company recorded a charge of $21 million in the Bottling Investments operating segment related to the devaluation of the Venezuelan bolivar.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Three Months Ended July 3, 2015
	North America	Bottling Investments
Reported (GAAP)	$752	$353
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	94
Productivity & Reinvestment[2]	31	49
Equity Investees[3]	—	4
Transaction Gains/Losses[4]	—	12
Other Items[5,6]	(40)	(12)
After Considering Items (Non-GAAP)	$743	$500

Three Months Ended June 27, 2014
	North America	Bottling Investments
Reported (GAAP)	$629	$307
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	66
Productivity & Reinvestment[2]	31	27
Equity Investees[3]	—	6
Transaction Gains/Losses[4]	—	140
Other Items[5,6]	(11)	(7)
After Considering Items (Non-GAAP)	$649	$539

	North America	Bottling Investments
% Change — Reported (GAAP)	20	15
% Currency Impact	0	(9)
% Change — Currency Neutral Reported	20	24

% Change — After Considering Items (Non-GAAP)	15	(7)
% Currency Impact After Considering Items (Non-GAAP)	0	(10)
% Change — Currency Neutral After Considering Items (Non-GAAP)	15	3
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended July 3, 2015 and June 27, 2014, the Company recorded charges of $94 million and $66 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended July 3, 2015, the Company recorded charges of $31 million and $49 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended June 27, 2014, the Company recorded charges of $31 million and $27 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended July 3, 2015 and June 27, 2014, the Company recorded net charges of $4 million and $6 million, respectively, in the Bottling Investments operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

[4]
During the three months ended July 3, 2015 and June 27, 2014, the Company recorded charges of $12 million and $140 million, respectively, in the Bottling Investments operating segment. These charges were primarily due to the derecognition of intangible assets relating to the refranchising of territories in North America to certain of its unconsolidated bottling partners.

[5]
During the three months ended July 3, 2015 and June 27, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $40 million and $11 million, respectively, to our non-GAAP income before taxes for the North America operating segment. During the three months ended July 3, 2015 and June 27, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in decreases of $13 million and $32 million, respectively, to our non-GAAP income before taxes for the Bottling Investments operating segment.

[6]
During the three months ended July 3, 2015 and June 27, 2014, the Company recorded losses of $1 million and $25 million in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Three Months Ended October 2, 2015
	North America	Bottling Investments
Reported (GAAP)	$581	$(547)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	75
Productivity & Reinvestment[2]	31	76
Equity Investees	—	—
Transaction Gains/Losses[3]	—	794
Other Items[4]	40	47
After Considering Items (Non-GAAP)	$652	$445

Three Months Ended September 26, 2014
	North America	Bottling Investments
Reported (GAAP)	$626	$65
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	34
Productivity & Reinvestment[2]	25	34
Equity Investees[6]	—	8
Transaction Gains/Losses[3]	—	270
Other Items[4,5]	(9)	21
After Considering Items (Non-GAAP)	$642	$432

	North America	Bottling Investments
% Change — Reported (GAAP)	(7)	—
% Currency Impact	0	—
% Change — Currency Neutral Reported	(7)	—

% Change — After Considering Items (Non-GAAP)	2	3
% Currency Impact After Considering Items (Non-GAAP)	0	(12)
% Change — Currency Neutral After Considering Items (Non-GAAP)	1	15
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended October 2, 2015 and September 26, 2014, the Company recorded charges of $75 million and $34 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended October 2, 2015, the Company recorded charges of $31 million and $76 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended September 26, 2014, the Company recorded charges of $25 million and $34 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended October 2, 2015 and September 26, 2014, the Company recorded charges of $793 million and $270 million, respectively, in the Bottling Investments operating segment. These charges were primarily due to the derecognition of intangible assets relating to the refranchising of territories in North America to certain of its unconsolidated bottling partners.

[4]
During the three months ended October 2, 2015 and September 26, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in an increase of $40 million and a decrease of $9 million, respectively, to our non-GAAP income before taxes for the North America operating segment. During the three months ended October 2, 2015 and September 26, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in increases of $47 million and $14 million, respectively, to our non-GAAP income before taxes for the Bottling Investments operating segment.

[5]
During the three months ended September 26, 2014, the Company recorded a loss of $7 million in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

[6]
During the three months ended September 26, 2014, the Company recorded a net charge of $8 million in the Bottling Investments operating segment. This amount represents the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Three Months Ended December 31, 2015
	North America	Bottling Investments
Reported (GAAP)	$491	$(187)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	88
Productivity & Reinvestment[2]	37	147
Equity Investees[3]	—	7
Transaction Gains/Losses[4]	—	183
Other Items[5,6]	22	(34)
After Considering Items (Non-GAAP)	$550	$204

Three Months Ended December 31, 2014
	North America	Bottling Investments
Reported (GAAP)	$482	$(208)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	66
Productivity & Reinvestment[2]	79	13
Equity Investees[3]	—	(4)
Transaction Gains/Losses[4]	—	389
Other Items[5,6,7]	53	61
After Considering Items (Non-GAAP)	$614	$317

	North America	Bottling Investments
% Change — Reported (GAAP)	2	10
% Currency Impact	1	(13)
% Change — Currency Neutral Reported	1	23

% Change — After Considering Items (Non-GAAP)	(10)	(36)
% Currency Impact After Considering Items (Non-GAAP)	1	(13)
% Change — Currency Neutral After Considering Items (Non-GAAP)	(11)	(23)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended December 31, 2015 and December 31, 2014, the Company recorded charges of $88 million and $66 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the three months ended December 31, 2015, the Company recorded charges of $37 million and $147 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the three months ended December 31, 2014, the Company recorded charges of $79 million and $13 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the three months ended December 31, 2015 and December 31, 2014, the Company recorded a net charge of $7 million and a net gain of $4 million, respectively, in the Bottling Investments operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

[4]
During the three months ended December 31, 2015 and December 31, 2014, the Company recorded charges of $180 million and $389 million, respectively, in the Bottling Investments operating segment. These charges were primarily due to the derecognition of intangible assets relating to the refranchising of territories in North America to certain of its unconsolidated bottling partners. Additionally, during the three months ended December 31, 2015, the Company recorded a charge of $3 million in the Bottling Investments operating segment related to noncapitalizable transaction costs associated with transactions for which the related assets and liabilities qualified as held for sale.

[5]
During the three months ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in increases of $22 million and $53 million, respectively, to our non-GAAP income before taxes for the North America operating segment. During the three months ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $35 million and an increase of $97 million, respectively, to our non-GAAP income before taxes for the Bottling Investments operating segment.

[6]
During the three months ended December 31, 2015 and December 31, 2014, the Company recorded losses of $1 million and $10 million, respectively, in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

[7]
During the three months ended December 31, 2014, the Company recorded a net gain of $46 million in the Bottling Investments operating segment due to the elimination of intercompany profit resulting from a write-down the Company recorded on concentrate sales receivables from our bottling partner in Venezuela, an equity method investee.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Year Ended December 31, 2015
	North America	Bottling Investments
Reported (GAAP)	$2,356	$(427)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	292
Productivity & Reinvestment[2]	141	304
Equity Investees[3]	—	83
Transaction Gains/Losses[4]	—	1,010
Other Items[5,6]	12	(10)
After Considering Items (Non-GAAP)	$2,509	$1,252

Year Ended December 31, 2014
	North America	Bottling Investments
Reported (GAAP)	$2,228	$120
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	208
Productivity & Reinvestment[2]	157	127
Equity Investees[3]	—	16
Transaction Gains/Losses[4]	—	799
Other Items[5,6,7]	(25)	100
After Considering Items (Non-GAAP)	$2,360	$1,370

	North America	Bottling Investments
% Change — Reported (GAAP)	6	—
% Currency Impact	0	—
% Change — Currency Neutral Reported	6	—

% Change — After Considering Items (Non-GAAP)	6	(9)
% Currency Impact After Considering Items (Non-GAAP)	0	(11)
% Change — Currency Neutral After Considering Items (Non-GAAP)	6	3
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2015 and December 31, 2014, the Company recorded charges of $292 million and $208 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the year ended December 31, 2015, the Company recorded charges of $141 million and $304 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the year ended December 31, 2014, the Company recorded charges of $157 million and $127 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the years ended December 31, 2015 and December 31, 2014, the Company recorded net charges of $83 million and $16 million, respectively, in the Bottling Investments operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

[4]
During the years ended December 31, 2015 and December 31, 2014, the Company recorded charges of $1,006 million and $799 million, respectively, in the Bottling Investments operating segment. These charges were primarily due to the derecognition of intangible assets relating to the refranchising of territories in North America to certain of its unconsolidated bottling partners. Additionally, during the year ended December 31, 2015, the Company recorded a charge of $3 million in the Bottling Investments operating segment related to noncapitalizable transaction costs associated with transactions for which the related assets and liabilities qualified as held for sale.

[5]
During the years ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in an increase of $12 million and a decrease of $25 million, respectively, to our non-GAAP income before taxes for the North America operating segment. During the years ended December 31, 2015 and December 31, 2014, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $12 million and an increase of $83 million, respectively, to our non-GAAP income before taxes for the Bottling Investments operating segment.

[6]
During the years ended December 31, 2015 and December 31, 2014, the Company recorded losses of $2 million and $42 million, respectively, in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

[7]
During the year ended December 31, 2014, the Company recorded a net gain of $25 million in the Bottling Investments operating segment related to the devaluation of the Venezuelan bolivar, including the elimination of intercompany profit resulting from a write-down the Company recorded on concentrate sales receivables from our bottling partner in Venezuela, an equity method investee.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Year Ended December 31, 2014
	North America	Bottling Investments
Reported (GAAP)	$2,228	$120
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	208
Productivity & Reinvestment[2]	157	127
Equity Investees[3]	—	16
CCE Transaction	—	—
Transaction Gains/Losses[4]	—	799
Other Items[5,6,7]	(25)	100
After Considering Items (Non-GAAP)	$2,360	$1,370

Year Ended December 31, 2013
	North America	Bottling Investments
Reported (GAAP)	$2,233	$880
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	188
Productivity & Reinvestment[2]	127	161
Equity Investees[3]	—	159
CCE Transaction[8]	(2)	—
Transaction Gains/Losses	—	—
Other Items[5,6]	25	49
After Considering Items (Non-GAAP)	$2,383	$1,437

	North America	Bottling Investments
% Change — Reported (GAAP)	0	(86)
% Currency Impact	0	(4)
% Change — Currency Neutral Reported	0	(82)

% Change — After Considering Items (Non-GAAP)	(1)	(5)
% Currency Impact After Considering Items (Non-GAAP)	0	(3)
% Change — Currency Neutral After Considering Items (Non-GAAP)	(1)	(2)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2014 and December 31, 2013, the Company recorded charges of $208 million and $188 million, respectively, in the Bottling Investments operating segment. These charges were related to the integration of our German bottling and distribution operations.

[2]
During the year ended December 31, 2014, the Company recorded charges of $157 million and $127 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program. During the year ended December 31, 2014, the Company recorded charges of $127 million and $161 million in the North America and Bottling Investments operating segments, respectively, related to our productivity and reinvestment program.

[3]
During the years ended December 31, 2014 and December 31, 2013, the Company recorded net charges of $16 million and $159 million, respectively, in the Bottling Investments operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

[4]
During the year ended December 31, 2014, the Company recorded charges of $799 million in the Bottling Investments operating segment. These charges were primarily due to the derecognition of intangible assets relating to the refranchising of territories in North America to certain of its unconsolidated bottling partners.

[5]
During the years ended December 31, 2014 and December 31, 2013, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease of $25 million and an increase of $25 million, respectively, to our non-GAAP income before taxes for the North America operating segment. During the years ended December 31, 2014 and December 31, 2013, the impact of the Company's adjustment related to our economic hedging activities resulted in increases of $83 million and $40 million, respectively, to our non-GAAP income before taxes for the Bottling Investments operating segment.

[6]
During the years ended December 31, 2014 and December 31, 2013, the Company recorded a net gain of $25 million and a net loss of $9 million, respectively, in the Bottling Investments operating segment related to the devaluation of the Venezuelan bolivar, including the elimination of intercompany profit resulting from a write-down the Company recorded on concentrate sales receivables from our bottling partner in Venezuela, an equity method investee.

[7]
During the year ended December 31, 2014, the Company recorded a loss of $42 million in the Bottling Investments operating segment related to the restructuring and transitioning of its Russian juice operations to an existing joint venture with an unconsolidated bottling partner.

[8]
During the year ended December 31, 2013, the Company reversed a charge of $2 million in the North America operating segment related to previously established accruals associated with the Company's integration of CCE's former North America business.